SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 1, 2001
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                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                             British Virgin Islands
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                 (State or other jurisdiction of incorporation)


        000-23265                                              94-3267443
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 (Commission file Number)                               (IRS Employer ID Number)



      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina    27615
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              (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (919) 862-1000
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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         99.1     Press Release dated May 1, 2001

Item 9.  Regulation FD Disclosure.

         On May 1, 2001, Salix announced its operating results for the quarter ended March 31, 2001.

         A copy of this press release is attached as an exhibit.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SALIX PHARMACEUTICALS, LTD.



Date: May 2, 2001                 By: /s/ Adam C. Derbyshire
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                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer

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